China Public Security Technology, Inc.
(OTCBB: CPBY)

Roth Capital OC Conference Presentation

February 2007

Michael Lin, Vice President Investor Relations, (949) 929-0601,
mlin@chinapsh.com

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include ''forward looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-
looking statements" including statements regarding China Public Security Technology,
Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although
China Public Security Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Public Security Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Public Security Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange
Commission. All forward-looking statements attributable to China Public Security
Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Public
Security Technology, Inc. does not assume a duty to update these forward-
looking statements.

CPBY
China Public
Security Technology, Inc.
CPSH
China Public
Security Holdings, Ltd.
Bo Hai Wen
iASPEC

Company Background

China Public Security Technology, Inc.
(formerly, Irish Mag, Inc.) is a software
development and solutions provider
specializing in providing public security
and real time Geographic Information
Systems (GIS) to first responders and
governmental agencies in China.

Our primary business operations are
conducted through our wholly-owned
subsidiary, China Public Security
Holdings Limited and its wholly-owned
operating Chinese subsidiary, Bo Hai
Wen Technology (Shenzhen)
Company Limited.

Business Turnkey Agreement

We operate through a business turnkey agreement

with  Shenzhen iASPEC Software Engineering Company

Limited (iASPEC):

iASPEC grants to Bo Hai Wen and then licenses back an exclusive software license for 16 iASPEC copyright protected software

iASPEC engages Bo Hai Wen as iASPEC's subcontractor in
connection with all iASPEC's contracts with its customers

The Company pays iASPEC $180,000 per year

The Company receives between 90-100% of the revenues received by iASPEC from its customer contracts

Our Business

We use a combination of GPSOne, GPS and MPS technology in
location-based services with customized maps in a 1:1000m detail ratio

We have successfully maintained customer relationships with high-
profile government agencies through our subcontracting services and our superior technology platform

Based on our knowledge of the market, Management estimates that the Company holds a greater than 60% market share in the
Shenzhen, Guangdong Province public security sector

Financials

$12.5M

$27M

** 2007E

$2.3M

$3.6M

* Oct-Dec 06E

$21M

$45M

** 2008E

Net Income

Revenue

*Unaudited  ** Target financial performance goals established in connection with "make good" escrow arrangement (see Current Report on Form
8-K filed February 1, 2007)   *** Based on the historical performance of iASPEC whose contracts will now be serviced by the Company through the business turnkey agreement and software license

$ 8.00

Recent price (as of Feb 16, 2007)

39.4 Million

Shares Outstanding

(Fully Diluted)

CPBY.OB

Ticker Symbol

$4M

Net Income

$9M

Revenue

*** Jan-Sep 06E

Market in China – Year 2006

* Source: China Economic Net, www.ce.cn , China Market Information Center and Norson Telecom Consulting, HC International, Inc.

Public Security Information Technology: a market size of USD 4.5B and a 19% growth rate*

Police-use GIS: management estimates a market size of USD 263M and a 23% growth rate

Civil-use GIS: a market size of USD 1.0B and a 50% growth rate*

Unit: billion USD
Potential Market
8
7
6
5
4
3
2
1
0
3.0
3.5
4.5
5.7
7.0
7.5
8.0
04
05
06
07
08
09
10

Industry & Market

        Management estimated
the market for public
security information
technology to have been
USD 4.5 billion in year
2006, with an annual
growth of 19%.*

* Source:  China Economic Net, www.ce.cn , China Market Information Center

Public Security Information Technology Market: 19% annual growth

Unit: USD Million
600
500
400
300
200
100
0
263
326
391
466
546
06
07
08
09
10

Industry & Market

* Source:  Management estimate

China Police-use GIS Market: 23% annual growth

Unit: billion USD
Potential Market
5
4
3
2
1
0
1.0
1.5
2.2
3.4
5.0
06
07
08
09
10

Industry & Market

* Source:  China Market Information Center and Norson Telecom Consulting, HC International, Inc.

China Civil-use GIS Market: 50% annual growth

Successful Cases

Shenzhen City Police Bureau PGIS

Real-time comprehensive police-use GIS
system in Guangdong Province.

Increases communication efficiency and
police force management and coordination.

Facilitates the arrival of police officers to
“hot zones” within police guidelines.

Shenzhen City Fire Control Bureau 119
Command Center System

Comprised of multiple sub-systems to
accomplish various tasks in a single
command center.

Optimizes fire engine allocation and
accomplishes firefighter dispatch within 45
seconds.

Assists in providing fire safety for a city of
over 12 million residents.

Through our subcontracting arrangement
and our software license:

Successful Cases, cont’d

Other Successes:

Guangdong Province Police-use Geographic Information System (PGIS)

Hainan Dongfang City Police Bureau 3-in-1 Integrated System

Shenzhen Citywide Ambulance Command System

Shenzhen City Police Bureau Consolidated Warning Information
Interface Platform

Shenzhen City Police Force Dynamic Management System

             and many more…

Competitive Strength

Pioneer in China’s public security information technology industry

Proven track record:

Multiple government contracts.

Superior technology platform.

High profile public sector relationships

Proprietary digital map for Shenzhen City, with an approximate population of 12 million and for Guangdong Province with a
population of over 83 million.*

180 software engineers, including 30 project managers

* Source:  China.org.cn

Through our subcontracting arrangement and our software license:

Recent Developments

In November 2006, iASPEC won 3 key
government contracts in border control projects
totaling USD $10 million, all of which we will
service

Installation is expected to be completed in the 2nd
quarter of FY07

System “live” date is July 1, 2007, the 10-year
anniversary celebration of Hong Kong’s return to
China

$ 2.4 million

Immigration Automobile Auto Check
Information System

$ 6.6 million

Hong Kong and Macau residents
I.D. Card Auto Check System

$1.0 million

Immigration Check Information System

Contract
size

Project Name

Additional Financial Information

FY07: Management estimates USD 27M in Revenues and USD
12.5M in Net Income*

FY08: Management estimates USD 45M in Revenues and USD
21M in Net income*

Management has pledged 7.89M shares of its own stock into an escrow account subject to achieving FY07 and FY08 “Make Good”*
net income targets

Significant operating leverage opportunity

Free cash flow generation

* Target financial performance goals established in connection with "make good" escrow arrangement (see Current Report on Form 8-K filed
February 1, 2007)

Future Plans

2007

2007

~

2008

2008

~

Broader expansion in
Shenzhen City;
Implementation in Province-
level governmental
departments;

New Service development on
existing GIS platform.

Province-wide promotion in
Guangdong Province market;
Development in Funan,
Hainan & Fujian Provinces

Nationwide promotion
of PGIS

Cooperating with China
Unicom and China Mobile to
develop GIS software
platforms such as technician
location tracking.

Capitalize on the success in
the telecom industry;

Further promote the CGIS
value-added service to the
logistics and insurance
industries.

Nationwide promotion of
CGIS values in the telecom,
logistics and insurance
industries and

penetration of the CGIS
market

Expanding our position in the GIS segment

Management

Founder and General Manager of
Fujian Wild Wolf Electronics Co. Ltd

Well-rounded experience in
business development and strategic
planning

Lin Jiang Huai (President & CEO)

Hong Ying (CMO)

Over 11 years marketing
experience

Senior position with ZTE
Corporation, Wintek and
Shenzhen Developing
Technology Co.

Huang Zhi Xiong (CTO)

Over 15 years in software system
development

CTO of Singapore Solution 3, CKT
Thomas, Shenzhen RunShen
Information System Co. etc.

Summary

Rapidly growing software development provider in Southern China

Trusted source to police, fire department and other government agencies charged with public safety and security

Copyright protected core technology

Management’s make good pledge speaks volumes to our
confidence in our ability to produce results

Thank you

China Public Security Technology, Inc.
(OTCBB: CPBY)

For more information:

Michael Lin, Vice President Investor Relations

(949) 929-0601, mlin@chinapsh.com